EXHIBIT 99.1



                                                               NEWS ANNOUNCEMENT

FOR IMMEDIATE RELEASE

CONTACTS:
Michael Doyle
Vice President and Chief Financial Officer
MDoyle@EasyLink.com
800-828-7115

                EASYLINK REPORTS NET INCOME OF $.07 PER SHARE ON
               REVENUES OF $19.1 MILLION FOR SECOND QUARTER 2007

PISCATAWAY, N.J. -- August 3, 2007. EasyLink Services Corporation (NASDAQ:
EASY), a leading global provider of outsourced business process automation services that transform manual and paper-based business processes into efficient electronic ones, reported financial results today for the second quarter ended June 30, 2007. During the second quarter EasyLink signed a definitive agreement with Internet Commerce Corporation ("ICC") for ICC to acquire EasyLink. The second quarter results include approximately $0.7 million of expenses related to the planned transaction.

Revenues for the second quarter of 2007 were $19.1 million as compared to $18.9 million during the second quarter of 2006 and $18.8 million in the first quarter of 2007. For the second quarter in a row, the Company's newer Transaction Management Services revenue growth of 38.5% over the 2006 quarter and 7.2% over the prior quarter exceeded the continuing decline in Transaction Delivery Services revenues. Gross margin was 64% in the second quarter of 2007 as compared to 58% in the second quarter of 2006 and 63% in the first quarter of 2007. The favorable 2007 results reflect the full cost savings from our network consolidation program implemented throughout 2006. Net income amounted to $765,000 or $.07 per share including the $0.7 million of transaction expenses related to the proposed sale of the Company. This compares to a net loss of $89,000 or $(.01) per share for the second quarter of 2006 and net income of $296,000 (including approximately $0.8 million of expenses related to the proposed sale) or $.03 per share in the first quarter of 2007.

The Company further reported that it achieved Earnings before interest, taxes, depreciation and amortization ("EBITDA") of $2.0 million in the second quarter of 2007 as compared to EBITDA during the second quarter of 2006 of $0.9 million. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, operating cash flows, is attached in addition to a reconciliation to net income (loss) for all periods presented. The Company considers EBITDA to be a financial indicator of its operational strength, its ability to service debt and its capacity to make new investments in its services.

The Company's cash and cash equivalents balance at the end of the second quarter of 2007 was $5.5 million as compared to $6.7 million as of December 31, 2006. For the six months ended June 30, 2007, net cash of $2.0 million was provided from operations while $0.8 million was used for capital expenditures and $2.5 million was used to reduce the Company's outstanding loan balance.

Thomas Murawski, Chairman, President and Chief Executive Officer of EasyLink, said, "I'm pleased with our second quarter's performance where revenues exceeded the top end of our guidance and earnings came in on target including $0.7 million of expenses relating to the sale of our Company. As we previously noted, EasyLink is now reaping the benefits of the cost reduction programs that we implemented in 2006."

For the second quarter of 2007 in comparison to the first quarter of 2007 and the second quarter of 2006, revenues (in thousands) for the Company's services were as follows:

                                                                             %                                   %
                                         2nd Quarter    1st Quarter      Increase/        2nd Quarter        Increase/
                                            2007            2007         (Decrease)           2006          (Decrease)
                                       -------------   -------------   -------------     -------------    -------------
Transaction Management Services        $       6,804   $       6,347             7.2%    $       4,912             38.5%
Transaction Delivery Services EDI      $       4,276   $       4,333            (1.3)%   $       4,712             (9.3%)
Transaction Delivery Services Other    $       8,011   $       8,079            (0.8)%   $       9,228            (13.2%)
                                       -------------   -------------   -------------     -------------    -------------
                                       $      19,091   $      18,759             1.8%    $      18,852              1.3%

YEAR-TO-DATE RESULTS

Revenues for the six months ended June 30, 2007 were $37.9 million as compared to $37.3 million in the same period for 2006. The Company reported net income of $1.1 million (including approximately $1.4 million of expenses related to the proposed sale) or $.10 per share for the 2007 year-to-date period compared to a net loss of $464,000 or $(.05) per share for the 2006 period. EBITDA improved to $3.6 million in 2007 as compared to $1.5 million in 2006.

ABOUT EASYLINK SERVICES CORPORATION

EasyLink Services Corporation (NASDAQ: EASY), headquartered in Piscataway, New Jersey, is a leading global provider of outsourced business process automation services that enable medium and large enterprises, including 60 of the Fortune 100, to improve productivity and competitiveness by transforming manual and paper-based business processes into efficient electronic business processes. EasyLink is integral to the movement of information, money, materials, products, and people in the global economy, dramatically improving the flow of data and documents for mission-critical business processes such as client communications via invoices, statements and confirmations, insurance claims, purchasing, shipping and payments. Driven by the discipline of Six Sigma Quality, EasyLink helps companies become more competitive by providing the most secure, efficient, reliable, and flexible means of conducting business electronically. For more information, please visit www.EasyLink.com.


This press release may contain statements regarding the proposed transaction between EasyLink Services Corporation (the "Company") and Internet Commerce Corporation and the expected timetable for completing the transaction, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Investors are cautioned that such statements are only predictions, and in evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the amount of the costs, fees, expenses and charges related to the merger; the Company's ability to manage business growth effectively; changes in customer relationships; the ability to attract additional customers or to expand services sold to existing customers; the Company's ability to implement its business strategy successfully; and significant competition. For a more complete list and description of such risks and uncertainties, refer to the Company's filings with the Securities and Exchange Commission (the "SEC"), including but not limited to the Company's most recent Forms 10-K and 10-Q. All forward-looking statements are based on information available to the Company on the date of this press release. Except as required under federal securities laws and the rules and regulations of the SEC, the Company disclaims any intention or obligation to update any forward-looking statements, or to make any other forward-looking statements, after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed merger with ICC, the Company has filed with the SEC and mailed to its stockholders a proxy statement covering a special meeting of stockholders to be held on August 16, 2007 to approve the merger, among other matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AS IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company at the SEC's Web site at http://www.sec.gov.

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers in the transaction described herein, which may be different than those of the Company's stockholders generally, are more specifically set forth in the proxy statement relating to the merger. Additional information regarding these directors and executive officers is also included in the Company's Form 10-K/A, which was filed with the SEC on April 30, 2007.

                          EASYLINK SERVICES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                                                 JUN. 30, 2007        DEC. 31, 2006
                                                                                  (UNAUDITED)
ASSETS
     Cash and cash equivalents                                                  $       5,536        $       6,707
     Accounts receivable, net                                                          10,613               10,725
     Other current assets                                                               2,803                2,511
                                                                                -------------        -------------
        Total current assets                                                           18,952               19,943

     Property and equipment, net                                                        9,075                9,703
     Goodwill and other intangible assets, net                                         11,130               11,282
     Other assets                                                                         192                  305
                                                                                -------------        -------------

     TOTAL ASSETS                                                               $      39,349        $      41,233
                                                                                =============        =============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Accounts payable                                                           $       5,586        $       5,810
     Accrued expenses                                                                  10,542               10,299
     Loans and notes payable                                                            1,913                4,413
     Other current liabilities                                                            957                1,363
                                                                                -------------        -------------
        Total current liabilities                                                      18,998               21,885

     Long term liabilities                                                                805                1,186
                                                                                -------------        -------------

     TOTAL LIABILITIES                                                                 19,803               23,071

     TOTAL STOCKHOLDERS' EQUITY                                                        19,546               18,162
                                                                                -------------        -------------

     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $      39,349        $      41,233
                                                                                =============        =============

                 -Statements of operations and cash flow follow-

                          EASYLINK SERVICES CORPORATION
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)


                                                                           THREE MONTHS ENDED
                                                                             ENDED JUNE 30,
                                                                  -----------------------------------
                                                                     2007                     2006
                                                                  -----------             -----------
Revenues                                                          $    19,091             $    18,852

Cost of revenues                                                        6,905                   7,895
                                                                  -----------             -----------

Gross profit                                                           12,186                  10,957

Operating expenses:
     Sales and marketing                                                3,560                   4,504
     General and administrative                                         5,616                   4,665
     Product development                                                1,842                   1,736
                                                                  -----------             -----------

              Total operating expenses                                 11,018                  10,905
                                                                  -----------             -----------

Income from operations                                                  1,168                      52

Other income (expense), net                                               (67)                    (65)
                                                                  ------------            ------------

Income (loss) before income taxes                                       1,101                     (13)

Provision for income taxes                                                336                      76
                                                                  -----------             -----------

NET INCOME (LOSS)                                                 $       765             $       (89)
                                                                  ===========             ============


BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                     $      0.07             $    (0.01)
                                                                  ===========             ===========


Weighted average basic shares outstanding                              11,014                  10,489
                                                                  ===========             ===========

Weighted average diluted shares outstanding                            11,116                  10,489
                                                                  ===========             ===========

                          EASYLINK SERVICES CORPORATION
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)


                                                                            SIX MONTHS ENDED
                                                                             ENDED JUNE 30,
                                                                  -----------------------------------
                                                                     2007                     2006
                                                                  -----------             -----------
Revenues                                                          $    37,850             $    37,313

Cost of revenues                                                       13,806                  15,358
                                                                  -----------             -----------

Gross profit                                                           24,044                  21,955

Operating expenses:
     Sales and marketing                                                7,200                   9,059
     General and administrative                                        11,288                   9,794
     Product development                                                3,623                   3,482
                                                                  -----------             -----------

              Total operating expenses                                 22,111                  22,335
                                                                  -----------             -----------

Income (loss) from operations                                           1,933                    (380)

Other income (expense), net                                              (156)                   (357)
                                                                  ------------            ------------

Income (loss) before income taxes                                       1,777                    (737)

Provision (credit) for income taxes                                       716                    (273)
                                                                  -----------             ------------

NET INCOME (LOSS)                                                 $     1,061             $      (464)
                                                                  ===========             ============


BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                     $      0.10             $    (0.05)
                                                                  ===========             ===========


Weighted average basic shares outstanding                              10,999                   9,779
                                                                  ===========             ===========

Weighted average diluted shares outstanding                            11,073                   9,779
                                                                  ===========             ===========

                          EASYLINK SERVICES CORPORATION
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)



                                                                      SIX MONTHS ENDED JUNE 30,
                                                                   --------------------------------
                                                                        2007               2006
                                                                   -------------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                  $       1,061      $        (464)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
     Depreciation                                                          1,404              1,421
     Amortization of intangible assets                                       153                485
     Issuance of shares as matching contributions to employee
          benefit plans                                                      234                218
     Other                                                                   (55)                90
Changes in operating assets and liabilities:
     Accounts receivable, net                                                431               (650)
     Prepaid expenses and other assets                                      (316)                86
     Accounts payable, accrued expenses and other liabilities               (854)              (543)
                                                                   -------------      -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                  2,058                643

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment                                         (755)              (812)
                                                                   -------------      -------------

NET CASH USED IN INVESTING ACTIVITIES                                       (755)              (812)
                                                                   -------------      -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds (repayment) of bank loan advances                                (2,500)              (950)
Principal payments of notes payable                                           --             (4,200)
Proceeds from issuance of stock                                               69              5,405
Other                                                                        (15)               (25)
                                                                   -------------      -------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                       (2,446)               230
                                                                   -------------      -------------

EFFECT OF FOREIGN EXCHANGE RATE CHANGES
 ON CASH AND CASH EQUIVALENTS                                                (28)               (78)
                                                                   -------------      -------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                 (1,171)               (17)

Cash and cash equivalents at beginning of the period                       6,707              6,282
                                                                   -------------      -------------

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD                 $       5,536      $       6,265
                                                                   =============      =============

                          EASYLINK SERVICES CORPORATION
            RECONCILIATION OF NON GAAP FINANCIAL INFORMATION TO GAAP
                                 (in thousands)



                                                              THREE MONTHS ENDED JUNE 30,
                                                            -------------------------------
                                                                2007               2006
                                                            -------------     -------------
Net income (loss)                                           $         765     $         (89)
Add:
Depreciation                                                          736               735
Amortization of intangible assets                                      43                43
Interest expense, net                                                  85               177
Income taxes (credits)                                                336                76
                                                            -------------     -------------

EBITDA                                                              1,965               942

Less:
Interest expense, net                                                  85               177
Income taxes (credits)                                                336                76

Add (subtract):
       Other non-cash items                                           201               174
       Changes in operating assets and liabilities                    860              (154)
                                                            -------------     -------------

Net cash provided by (used in) operations                   $       2,605     $         709
                                                            =============     =============

                                                               SIX MONTHS ENDED JUNE 30,
                                                            -------------------------------
                                                                 2007              2006
                                                            -------------     -------------
Net income (loss)                                           $       1,061     $        (464)
Add:
Depreciation                                                        1,404             1,421
Amortization of intangible assets                                     153               485
Interest expense, net                                                 216               357
Income taxes (credits)                                                716              (273)
                                                            -------------     -------------

EBITDA                                                              3,550             1,526

Less:
Interest expense, net                                                 216               357
Income taxes (credits)                                                716              (273)

Add (subtract):
       Other non-cash items                                           179               308
       Changes in operating assets and liabilities                   (739)           (1,107)
                                                            -------------     -------------

Net cash provided by operations                             $       2,058     $         643
                                                            =============     =============